UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2021

FRANKLIN

U.S. SMALL CAP

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin U.S. Small Cap Equity Fund for the twelve-month reporting period ended December 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a former subadviser of the Fund and a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), merged with and into Franklin Advisers, Inc. (“Franklin Advisers”), also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, Franklin Advisers replaced QS Investors as the subadviser and the Fund was renamed Franklin U.S. Small Cap Equity Fund. The merger did not change the manner in which the Fund’s portfolio is managed, nor did it result in any change in the nature or amount of services provided by, or the fees payable to, the subadviser. For more information, please see the Fund’s prospectus supplement dated July 6, 2021.

II	Franklin U.S. Small Cap Equity Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2022

Franklin U.S. Small Cap Equity Fund	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the U.S., at the time of investment or other investments with similar economic characteristics. The Fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi in terms of economic sector weightings and market capitalization but may depart from this if we believe it to be in the best interests of the Fund. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).

At Franklin Advisers, Inc., the Fund’s subadviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. We use a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Fund’s investable universe on a daily basis according to a variety of fundamental measures of relative attractiveness.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities, as measured by the Russell 2000 Index, were volatile but strongly positive, returning 14.82% for the twelve-month reporting period ended December 31, 2021. The energy and banks industry groups were notably strong, returning 67.11% and 34.30% in the Russell 2000 Index, respectively, but virtually all sectors had returns in positive double digits. Only the health care sector had a negative return at -16.62% for the reporting period.

Strong first quarter 2021 U.S. equity results hinged on robust corporate earnings, the accelerating COVID-19 vaccine rollout and the passage of a $1.9 trillion government relief package, as well as the U.S. Federal Reserve Board (the “Fed”) carefully orchestrated approach to monetary easing and ultralow interest rate policy.79% of Standard & Poor’s 500 Indexii companies reported fourth quarter 2020 earnings that topped consensus expectations. U.S. equity returns reached a record high in March just as the Biden administration detailed a $2.3 trillion infrastructure plan (to be paid for partly by tax hikes on businesses). All sectors reported positive returns, several in strong double-digits.

Broad U.S. equity indexes closed 2021’s second quarter higher, outpacing most other developed markets as investors recalibrated their expectations for inflation, interest rates and risks associated with the pandemic’s erratic — but less destructive — path. Ongoing vaccinations, reductions in restrictions on activity, abundant cash and healthy economic fundamentals buoyed consumer, business and investor sentiment, while broadly better-than-expected corporate earnings and forward guidance provided solid support for equities. With its relatively successful vaccination drive, the U.S. was reopening faster than most countries, sparking optimism that U.S. economic indicators and stocks would outpace global rivals and withstand increased uncertainty about inflation. That said, by the end of the quarter, concern about high equity valuations and the spread of the more contagious Delta variant began to weigh on sentiment, particularly in June.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	1

Fund overview (cont’d)

After peaking at all-time highs, broad gauges of the U.S. equity market sold off during the final weeks of the third calendar quarter of 2021 as investors grappled with a number of headwinds facing American businesses. Many believed U.S. fiscal and monetary policy were on track to tighten concurrently just as tax increases were on the horizon, and U.S. economic growth was slowing sooner and faster than economists initially predicted. Additionally, there was a lot of concern that higher wages, energy prices and transportation costs would weigh on earnings for the remainder of 2021 and into 2022. Robust corporate earnings and balance sheet health counterbalanced some of the negative market forces.

Following September’s rout, the U.S. stock market advanced solidly but unevenly in the final quarter of 2021 as inflation continued to climb, gross domestic product growth slowed, and the Omicron variant cast some uncertainty on the economic outlook. The market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that the new variant would spread widely and resist vaccines, and the Fed pivoted to combat the country’s highest inflation rates in decades; Fed Chair Jerome Powell acknowledged the stickiness of inflationary pressures and retired the word “transitory” as a descriptor of inflation. The Fed also commenced asset purchase tapering in November, followed by a December announcement that it would double the pace of that tapering in January 2022. Meanwhile, corporate fundamentals were a primary market support as nearly all sectors were at or close to record highs in their forward revenues, earnings and profit margins, showing that companies generally were weathering inflation headwinds well. In December, U.S. stocks rebounded from a post-Thanksgiving “risk-off” rough patch as investors grew less fearful of the potential economic impact from the Omicron variant after incoming data indicated its symptoms were milder than those of other strains.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-managed process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended December 31, 2021, Class I shares of Franklin U.S. Small Cap Equity Fund returned 30.22%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned 14.82% for the same period. The Lipper Small-Cap Core Funds Category Averageiii returned 25.12% over the same time frame.

2	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Performance Snapshot as of December 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Franklin U.S. Small Cap Equity Fund:
Class A	1.80%	30.03%
Class C	1.39%	28.92%
Class FI	1.78%	29.85%
Class I	1.87%	30.22%
Class IS	1.99%	30.38%
Russell 2000 Index	-2.31%	14.82%
Lipper Small-Cap Core Funds Category Average	3.56%	25.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.27%, 2.05%, 1.72%, 1.06% and 0.89%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.00% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

The manager has also agreed to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that annual operating expenses will not exceed

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	3

Fund overview (cont’d)

1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class FI shares and 0.90% for Class I shares. These arrangements are expected to continue until December 31, 2023 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was the leading contributor to performance for the year, adding value in all but two sectors. Selection was especially strong in the information technology, health care and industrials sectors. Sector allocation results were also strong, led by an underweight to health care and an overweight to communication services.

At the security level, the leading contributor was Veritiv, a provider of packaging, print and facility solutions, including supply chain management. Veritiv saw record demand, exceptional sales and earnings growth and share buybacks, and returned over 489% in the portfolio. 3D Systems was another leading contributor, with the portfolio benefiting from opportune timing of the sale of the security in the portfolio; that security returned over 270% for the period held. The firm’s results have been volatile, facing significant competition from other 3D printing companies. United Natural Foods was another leading contributor, returning over 200%. The RI-based natural and organic food company is the largest publicly traded wholesale distributor of health and specialty food in the U.S. and Canada and is the main supplier for Whole Foods Markets. The company exceeded earnings expectations as it reported increasing sales and decreasing operating costs.

Q. What were the leading detractors from performance?

A. Stock selection in the real estate sector was the leading detractor from relative return for the reporting period. An underweight to the energy sector, which was the best performing in the Russell 2000 Index, also detracted, as did a modest underweight to real estate.

Not owning shares of GameStop, the first “meme stock” which had a stunning return for 2021, was the leading detractor at the security level. Meme stocks rely on high interest from small investors to sustain their stock prices and often lack the strong fundamentals our stock selection model is built on. Overweighting shares of Haemonetics, which had a negative return, was also a detractor. The global provider of blood and plasma supplies and services saw a sharp decline in the second quarter after one of its large customers - CSL Pharma –did not renew its contract for the use of PCS2 plasma collection system devices. Not owning shares of Avis Budget Group, which returned over 450% in the Russell 2000 Index, was also a detractor. The stock surged in November on stronger than expected third

4	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

quarter results, which sparked massive trading volume. In addition, its board also authorized an additional $1 billion in share buybacks.

Thank you for your investment in Franklin U.S. Small Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Franklin Advisers, Inc.

January 12, 2022

RISKS: Equity securities are subject to market and price fluctuations. Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, operating histories, markets or financial resources. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2021 were: BlueLinx Holdings Inc. (0.9%), Hanmi Financial Corp. (0.9%), Titan International Inc. (0.9%), Workiva Inc. (0.8%), Enova International Inc. (0.8%), Masonite International Corp. (0.8%), Beazer Homes USA Inc. (0.8%), Ensign Group Inc. (0.8%), Box Inc. (0.8%) and Amkor Technology Inc. (0.8%). Please refer to pages 12 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2021 were: health care (17.7%), information technology (15.9%), industrials (15.1%), financials (14.6%) and consumer discretionary (11.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	5

Fund overview (cont’d)

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The Standard & Poor’s 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 848 funds for the six-month period and among the 842 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2021 and December 31, 2020 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.80%	$1,000.00	$1,018.00	1.20%	$6.10	Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11
Class C	1.39	1,000.00	1,013.90	1.94	9.85	Class C	5.00	1,000.00	1,015.43	1.94	9.86
Class FI	1.78	1,000.00	1,017.80	1.18	6.00	Class FI	5.00	1,000.00	1,019.26	1.18	6.01
Class I	1.87	1,000.00	1,018.70	0.89	4.53	Class I	5.00	1,000.00	1,020.72	0.89	4.53
Class IS	1.99	1,000.00	1,019.90	0.74	3.77	Class IS	5.00	1,000.00	1,021.48	0.74	3.77

8	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

[1]	For the six months ended December 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/21	30.03%	28.92%	29.85%	30.22%	30.38%
Five Years Ended 12/31/21	9.74	8.90	9.66	9.99	10.16
Ten Years Ended 12/31/21	12.15	11.30	12.10	12.53	N/A
Inception* through 12/31/21	—	—	—	—	11.55

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/21	22.54%	27.92%	29.85%	30.22%	30.38%
Five Years Ended 12/31/21	8.44	8.90	9.66	9.99	10.16
Ten Years Ended 12/31/21	11.49	11.30	12.10	12.53	N/A
Inception* through 12/31/21	—	—	—	—	11.55

Cumulative total returns
Without sales charges[1]
Class A (12/31/11 through 12/31/21)	214.87%
Class C (12/31/11 through 12/31/21)	191.76
Class FI (12/31/11 through 12/31/21)	213.41
Class I (12/31/11 through 12/31/21)	225.61
Class IS (Inception date of 3/23/12 through 12/31/21)	191.15

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, I and IS shares are February 5, 2009, February 5, 2009, January 9, 2003, March 13, 2000 and March 23, 2012, respectively.

10	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Franklin U.S. Small Cap Equity Fund vs. Russell 2000 Index† —December 2011 -December 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Franklin U.S. Small Cap Equity Fund on December 31, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2021. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 2000 Index. The Russell 2000 Index (the “Index”) measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	11

Schedule of investments

December 31, 2021

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.3%
Communication Services — 3.2%
Diversified Telecommunication Services — 0.6%
ATN International Inc.	6,500	$259,675
Cogent Communications Holdings Inc.	6,000	439,080
Ooma Inc.	18,600	380,184	*
Total Diversified Telecommunication Services		1,078,939
Entertainment — 0.1%
Marcus Corp.	12,600	225,036	*
Interactive Media & Services — 1.5%
Angi Inc.	29,300	269,853	*
Cargurus Inc.	18,000	605,520	*
Cars.com Inc.	40,000	643,600	*
EverQuote Inc., Class A Shares	4,600	72,036	*
TrueCar Inc.	110,000	374,000	*
Yelp Inc.	26,000	942,240	*
Total Interactive Media & Services		2,907,249
Media — 0.6%
Gannett Co. Inc.	80,000	426,400	*
Loyalty Ventures Inc.	2,200	66,154	*
Media General Inc., CVR	20,404	0	*(a)(b)(c)
Perion Network Ltd.	25,000	601,250	*
Total Media		1,093,804
Wireless Telecommunication Services — 0.4%
Shenandoah Telecommunications Co.	12,000	306,000
Telephone & Data Systems Inc.	11,800	237,770
United States Cellular Corp.	8,000	252,160	*
Total Wireless Telecommunication Services		795,930
Total Communication Services		6,100,958
Consumer Discretionary — 11.8%
Auto Components — 1.2%
Gentherm Inc.	5,900	512,710	*
Goodyear Tire & Rubber Co.	11,337	241,705	*
Patrick Industries Inc.	6,000	484,140
Standard Motor Products Inc.	9,300	487,227
XPEL Inc.	7,500	512,100	*
Total Auto Components		2,237,882
Automobiles — 0.2%
Winnebago Industries Inc.	6,100	457,012
Diversified Consumer Services — 1.1%
American Public Education Inc.	20,000	445,000	*

See Notes to Financial Statements.

12	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Diversified Consumer Services — continued
Laureate Education Inc., Class A Shares	50,000	$612,000
Perdoceo Education Corp.	28,000	329,280	*
Vivint Smart Home Inc.	70,000	684,600	*
Total Diversified Consumer Services		2,070,880
Hotels, Restaurants & Leisure — 1.7%
Bloomin’ Brands Inc.	39,000	818,220	*
Brinker International Inc.	10,700	391,513	*
Cracker Barrel Old Country Store Inc.	1,200	154,368
Dave & Buster’s Entertainment Inc.	15,000	576,000	*
Fiesta Restaurant Group Inc.	15,900	175,059	*
Jack in the Box Inc.	5,800	507,384
Penn National Gaming Inc.	6,000	311,100	*
Red Robin Gourmet Burgers Inc.	5,600	92,568	*
Ruth’s Hospitality Group Inc.	15,000	298,500	*
Total Hotels, Restaurants & Leisure		3,324,712
Household Durables — 2.6%
Beazer Homes USA Inc.	66,000	1,532,520	*
GoPro Inc., Class A Shares	42,000	433,020	*
M/I Homes Inc.	10,400	646,672	*
MDC Holdings Inc.	7,000	390,810
Meritage Homes Corp.	9,000	1,098,540	*
Tri Pointe Homes Inc.	28,100	783,709	*
Total Household Durables		4,885,271
Leisure Products — 0.8%
Smith & Wesson Brands Inc.	33,000	587,400
Vista Outdoor Inc.	18,600	856,902	*
Total Leisure Products		1,444,302
Multiline Retail — 0.3%
Macy’s Inc.	20,000	523,600
Specialty Retail — 3.7%
Academy Sports & Outdoors Inc.	19,000	834,100	*
Big 5 Sporting Goods Corp.	42,000	798,420
Camping World Holdings Inc., Class A Shares	19,500	787,800
Dick’s Sporting Goods Inc.	6,000	689,940
Genesco Inc.	6,200	397,854	*
Hibbett Inc.	10,000	719,300
Kirkland’s Inc.	12,500	186,625	*
MarineMax Inc.	14,500	856,080	*

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	13

Schedule of investments (cont’d)

December 31, 2021

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Specialty Retail — continued
Signet Jewelers Ltd.	13,000	$1,131,390
TravelCenters of America Inc.	12,800	660,736	*
Total Specialty Retail		7,062,245
Textiles, Apparel & Luxury Goods — 0.2%
Lakeland Industries Inc.	17,000	368,900	*
Total Consumer Discretionary		22,374,804
Consumer Staples — 4.2%
Beverages — 0.6%
Coca-Cola Consolidated Inc.	1,800	1,114,542
Food & Staples Retailing — 1.3%
SpartanNash Co.	46,000	1,184,960
United Natural Foods Inc.	28,000	1,374,240	*
Total Food & Staples Retailing		2,559,200
Food Products — 1.0%
Darling Ingredients Inc.	18,700	1,295,723	*
John B Sanfilippo & Son Inc.	6,000	540,960
Total Food Products		1,836,683
Personal Products — 0.9%
Medifast Inc.	4,300	900,549
Nature’s Sunshine Products Inc.	17,200	318,200
USANA Health Sciences Inc.	4,900	495,880	*
Total Personal Products		1,714,629
Tobacco — 0.4%
Vector Group Ltd.	66,000	757,680
Total Consumer Staples		7,982,734
Energy — 4.3%
Oil, Gas & Consumable Fuels — 4.3%
Berry Corp.	71,800	604,556
Civitas Resources Inc.	14,259	698,263
Diamondback Energy Inc.	7,500	808,875
Laredo Petroleum Inc.	12,500	751,625	*
Murphy Oil Corp.	30,000	783,300
Oasis Petroleum Inc.	5,500	692,945
Ovintiv Inc.	32,000	1,078,400
Ranger Oil Corp., Class A Shares	30,000	807,600	*
SandRidge Energy Inc.	80,000	836,800	*
SM Energy Co.	35,000	1,031,800
Total Energy		8,094,164

See Notes to Financial Statements.

14	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Financials — 14.6%
Banks — 7.7%
Amerant Bancorp Inc.	15,195	$524,987
Berkshire Hills Bancorp Inc.	28,001	796,068
Carter Bankshares Inc.	54,000	831,060	*
Central Pacific Financial Corp.	17,200	484,524
CIT Group Inc.	10,000	513,400
Community Trust Bancorp Inc.	3,600	156,996
Equity Bancshares Inc., Class A Shares	14,300	485,199
Financial Institutions Inc.	15,000	477,000
First BanCorp	99,920	1,376,898
First Commonwealth Financial Corp.	32,646	525,274
First Financial Corp.	9,900	448,371
First Horizon Corp.	40,000	653,200
First Internet Bancorp	9,000	423,360
Flushing Financial Corp.	30,000	729,000
Hancock Whitney Corp.	11,253	562,875
Hanmi Financial Corp.	70,000	1,657,600
Heartland Financial USA Inc.	5,500	278,355
HomeTrust Bancshares Inc.	12,000	371,760
Hope Bancorp Inc.	48,300	710,493
Investors Bancorp Inc.	27,500	416,625
Midland States Bancorp Inc.	21,286	527,680
OFG Bancorp	27,642	734,172
Peoples Bancorp Inc.	15,500	493,055
Umpqua Holdings Corp.	24,000	461,760
Total Banks		14,639,712
Capital Markets — 1.7%
Affiliated Managers Group Inc.	3,000	493,530
Artisan Partners Asset Management Inc., Class A Shares	8,500	404,940
BGC Partners Inc., Class A Shares	130,900	608,685
Brightsphere Investment Group Inc.	25,324	648,295
Evercore Inc., Class A Shares	2,000	271,700
Federated Hermes Inc.	21,000	789,180
Total Capital Markets		3,216,330
Consumer Finance — 1.5%
Curo Group Holdings Corp.	24,000	384,240
Encore Capital Group Inc.	13,900	863,329	*
Enova International Inc.	39,000	1,597,440	*
Total Consumer Finance		2,845,009

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	15

Schedule of investments (cont’d)

December 31, 2021

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Insurance — 1.4%
Enstar Group Ltd.	1,800	$445,662	*
Genworth Financial Inc., Class A Shares	150,000	607,500	*
Safety Insurance Group Inc.	7,800	663,234
Stewart Information Services Corp.	12,000	956,760
Total Insurance		2,673,156
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
MFA Financial Inc.	130,000	592,800
Thrifts & Mortgage Finance — 2.0%
Flagstar Bancorp Inc.	15,000	719,100
HomeStreet Inc.	11,000	572,000
MGIC Investment Corp.	67,000	966,140
NMI Holdings Inc., Class A Shares	20,000	437,000	*
Radian Group Inc.	52,518	1,109,705
Total Thrifts & Mortgage Finance		3,803,945
Total Financials		27,770,952
Health Care — 17.7%
Biotechnology — 8.3%
2seventy bio Inc.	799	20,478	*
Abeona Therapeutics Inc.	320,000	107,840	*
Achieve Life Sciences Inc.	33,500	260,630	*
Achillion Pharmaceuticals Inc., CVR	89,796	0	*(a)(b)(c)
Akebia Therapeutics Inc.	120,000	271,200	*
Alector Inc.	21,400	441,910	*
Alkermes PLC	20,300	472,178	*
AnaptysBio Inc.	14,400	500,400	*
Aptevo Therapeutics Inc.	15,400	121,198	*
Aravive Inc.	37,200	81,468	*
Arcus Biosciences Inc.	5,000	202,350	*
Arrowhead Pharmaceuticals Inc.	2,500	165,750	*
Assembly Biosciences Inc.	55,000	128,150	*
Atara Biotherapeutics Inc.	30,000	472,800	*
Beyondspring Inc.	18,100	81,993	*
Bluebird Bio Inc.	2,400	23,976	*
Blueprint Medicines Corp.	7,000	749,770	*
Calithera Biosciences Inc.	130,000	86,476	*
CASI Pharmaceuticals Inc.	355,100	284,080	*
Celldex Therapeutics Inc.	5,172	199,846	*
Cellectar Biosciences Inc.	140,000	92,960	*
Chimerix Inc.	40,401	259,779	*
Cogent Biosciences Inc.	53,600	459,888	*

See Notes to Financial Statements.

16	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Biotechnology — continued
Cyclerion Therapeutics Inc.	113,435	$195,108	*
CytomX Therapeutics Inc.	50,000	216,500	*
Denali Therapeutics Inc.	6,000	267,600	*
Eagle Pharmaceuticals Inc.	8,195	417,289	*
GlycoMimetics Inc.	158,100	227,664	*
Gritstone bio Inc.	40,000	514,400	*
GT Biopharma Inc.	28,000	85,400	*
Homology Medicines Inc.	50,900	185,276	*
Infinity Pharmaceuticals Inc.	110,000	247,500	*
Jounce Therapeutics Inc.	35,000	292,250	*
MacroGenics Inc.	7,000	112,350	*
NextCure Inc.	35,000	210,000	*
Novavax Inc.	2,700	386,289	*
PDL BioPharma Inc.	152,500	376,675	*(a)(b)
Pieris Pharmaceuticals Inc.	43,500	164,430	*
Precigen Inc.	50,000	185,500	*
Precision BioSciences Inc.	25,000	185,000	*
Prothena Corp. PLC	9,000	444,600	*
Qualigen Therapeutics Inc.	80,000	85,600	*
RAPT Therapeutics Inc.	12,500	459,125	*
REGENXBIO Inc.	8,200	268,140	*
Rigel Pharmaceuticals Inc.	80,000	212,000	*
Sage Therapeutics Inc.	3,900	165,906	*
Savara Inc.	239,500	296,980	*
Selecta Biosciences Inc.	88,900	289,814	*
Sio Gene Therapies Inc.	80,000	103,200	*
Solid Biosciences Inc.	75,000	131,250	*
Spectrum Pharmaceuticals Inc.	120,000	152,400	*
Synlogic Inc.	100,000	242,000	*
Syros Pharmaceuticals Inc.	63,000	205,380	*
T2 Biosystems Inc.	109,000	56,266	*
Tempest Therapeutics Inc.	15,000	79,200	*
Tracon Pharmaceuticals Inc.	42,900	118,833	*
UNITY Biotechnology Inc.	91,100	133,006	*
Vanda Pharmaceuticals Inc.	28,000	439,320	*
Vaxart Inc.	70,000	438,900	*
Vaxcyte Inc.	7,100	168,909	*
Verastem Inc.	156,500	320,825	*
Vir Biotechnology Inc.	11,000	460,570	*
Viracta Therapeutics Inc.	42,878	156,505	*

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	17

Schedule of investments (cont’d)

December 31, 2021

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Biotechnology — continued
VistaGen Therapeutics Inc.	175,000	$341,250	*
Xencor Inc.	6,600	264,792	*
Total Biotechnology		15,789,122
Health Care Equipment & Supplies — 3.6%
Apyx Medical Corp.	53,600	687,152	*
Cutera Inc.	12,000	495,840	*
Electromed Inc.	30,600	397,800	*
Globus Medical Inc., Class A Shares	8,200	592,040	*
Masimo Corp.	2,850	834,423	*
Meridian Bioscience Inc.	16,374	334,029	*
Natus Medical Inc.	16,774	398,047	*
Neogen Corp.	6,000	272,460	*
Quidel Corp.	4,500	607,455	*
Shockwave Medical Inc.	4,800	855,984	*
STAAR Surgical Co.	6,000	547,800	*
Varex Imaging Corp.	18,000	567,900	*
Zynex Inc.	24,000	239,280	*
Total Health Care Equipment & Supplies		6,830,210
Health Care Providers & Services — 4.1%
AMN Healthcare Services Inc.	7,000	856,310	*
Ensign Group Inc.	18,000	1,511,280
Fulgent Genetics Inc.	6,400	643,776	*
Hanger Inc.	24,000	435,120	*
InfuSystem Holdings Inc.	18,000	306,540	*
Joint Corp.	15,000	985,350	*
Owens &Minor Inc.	12,000	522,000
Tenet Healthcare Corp.	12,000	980,280	*
Tivity Health Inc.	31,000	819,640	*
Triple-S Management Corp., Class B Shares	20,076	716,312	*
Total Health Care Providers & Services		7,776,608
Life Sciences Tools & Services — 0.4%
Medpace Holdings Inc.	2,000	435,280	*
Pacific Biosciences of California Inc.	12,000	245,520	*
Total Life Sciences Tools & Services		680,800
Pharmaceuticals — 1.3%
Aclaris Therapeutics Inc.	36,000	523,440	*
Amphastar Pharmaceuticals Inc.	13,000	302,770	*
Atea Pharmaceuticals Inc.	22,800	203,832	*
Clearside Biomedical Inc.	110,000	302,500	*
Innoviva Inc.	24,500	422,625	*

See Notes to Financial Statements.

18	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Pharmaceuticals — continued
Iterum Therapeutics PLC	377,900	$148,061	*
Seelos Therapeutics Inc.	110,000	179,300	*
VYNE Therapeutics Inc.	140,000	142,800	*
WaVe Life Sciences Ltd.	65,100	204,414	*
Total Pharmaceuticals		2,429,742
Total Health Care		33,506,482
Industrials — 15.1%
Aerospace & Defense — 0.4%
AAR Corp.	15,000	585,450	*
Astronics Corp.	20,000	240,000	*
Total Aerospace & Defense		825,450
Airlines — 0.1%
SkyWest Inc.	3,200	125,760	*
Building Products —1.0%
Alpha Pro Tech Ltd.	26,500	158,205	*
Caesarstone Ltd.	19,200	217,728
Masonite International Corp.	13,200	1,556,940	*
Total Building Products		1,932,873
Commercial Services & Supplies — 0.8%
CoreCivic Inc.	51,600	514,452	*
Healthcare Services Group Inc.	22,000	391,380
Pitney Bowes Inc.	60,000	397,800
Steelcase Inc., Class A Shares	15,000	175,800
Total Commercial Services & Supplies		1,479,432
Construction & Engineering — 1.2%
Argan Inc.	12,693	491,092
Dycom Industries Inc.	8,000	750,080	*
MYR Group Inc.	4,500	497,475	*
Orion Group Holdings Inc.	150,000	565,500	*
Total Construction &Engineering		2,304,147
Electrical Equipment — 0.3%
GrafTech International Ltd.	38,600	456,638
Machinery — 2.8%
Briggs &Stratton Corp.	158,200	0	*(a)(b)(c)
FreightCar America Inc.	60,000	221,400	*
Greenbrier Cos. Inc.	16,700	766,363
Manitowoc Co. Inc.	35,000	650,650	*
Meritor Inc.	25,000	619,500	*
Terex Corp.	18,000	791,100

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	19

Schedule of investments (cont’d)

December 31, 2021

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Machinery — continued
Titan International Inc.	148,800	$1,630,848	*
Wabash National Corp.	33,000	644,160
Total Machinery		5,324,021
Professional Services — 3.1%
Barrett Business Services Inc.	2,400	165,744
CRA International Inc.	7,000	653,520
Exponent Inc.	5,500	642,015
FTI Consulting Inc.	4,900	751,758	*
Heidrick & Struggles International Inc.	11,000	481,030
Insperity Inc.	10,800	1,275,588
Kforce Inc.	18,000	1,353,960
TrueBlue Inc.	19,949	551,989	*
Total Professional Services		5,875,604
Road & Rail — 0.9%
Covenant Logistics Group Inc.	23,000	607,890	*
Werner Enterprises Inc.	24,000	1,143,840
Total Road & Rail		1,751,730
Trading Companies & Distributors — 4.5%
BlueLinx Holdings Inc.	18,500	1,771,560	*
Herc Holdings Inc.	8,000	1,252,400
MRC Global Inc.	34,600	238,048	*
NOW Inc.	100,000	854,000	*
Rush Enterprises Inc., Class A Shares	17,000	945,880
Textainer Group Holdings Ltd.	20,000	714,200
Titan Machinery Inc.	15,000	505,350	*
Triton International Ltd.	14,000	843,220
Veritiv Corp.	11,400	1,397,298	*
Total Trading Companies & Distributors		8,521,956
Total Industrials		28,597,611
Information Technology — 15.9%
Communications Equipment —1.8%
ADTRAN Inc.	29,000	662,070
Applied Optoelectronics Inc.	52,000	267,280	*
EchoStar Corp., Class A Shares	21,000	553,350	*
EMCORE Corp.	67,700	472,546	*
Extreme Networks Inc.	45,000	706,500	*
NETGEAR Inc.	13,038	380,840	*
NetScout Systems Inc.	14,500	479,660	*
Total Communications Equipment		3,522,246

See Notes to Financial Statements.

20	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Electronic Equipment, Instruments & Components —1.5%
Arlo Technologies Inc.	67,300	$705,977	*
Avnet Inc.	6,000	247,380
Sanmina Corp.	12,000	497,520	*
ScanSource Inc.	18,500	648,980	*
TTM Technologies Inc.	32,000	476,800	*
Vishay Intertechnology Inc.	12,000	262,440
Total Electronic Equipment, Instruments & Components		2,839,097
IT Services —1.7%
Alliance Data Systems Corp.	5,500	366,135
ExlService Holdings Inc.	7,500	1,085,775	*
Grid Dynamics Holdings Inc.	29,500	1,120,115	*
LiveRamp Holdings Inc.	12,000	575,400	*
Total IT Services		3,147,425
Semiconductors & Semiconductor Equipment — 3.3%
Amkor Technology Inc.	57,937	1,436,258
Axcelis Technologies Inc.	16,600	1,237,696	*
Cirrus Logic Inc.	8,000	736,160	*
Everspin Technologies Inc.	35,000	395,500	*
Ichor Holdings Ltd.	5,000	230,150	*
Kulicke & Soffa Industries Inc.	12,000	726,480
Lattice Semiconductor Corp.	4,200	323,652	*
Photronics Inc.	40,000	754,000	*
SunPower Corp.	24,000	500,880	*
Total Semiconductors & Semiconductor Equipment		6,340,776
Software — 7.4%
A10 Networks Inc.	51,400	852,212
Alarm.com Holdings Inc.	7,500	636,075	*
Box Inc., Class A Shares	55,543	1,454,671	*
ChannelAdvisor Corp.	18,000	444,240	*
CommVault Systems Inc.	12,633	870,667	*
Domo Inc., Class B Shares	6,000	297,600	*
eGain Corp.	30,900	308,382	*
HubSpot Inc.	1,000	659,150	*
Manhattan Associates Inc.	7,000	1,088,430	*
Paylocity Holding Corp.	4,300	1,015,488	*
Qualys Inc.	7,600	1,042,872	*
Sprout Social Inc., Class A Shares	7,000	634,830	*
SPS Commerce Inc.	6,200	882,570	*
Tenable Holdings Inc.	17,000	936,190	*
Varonis Systems Inc.	11,800	575,604	*

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	21

Schedule of investments (cont’d)

December 31, 2021

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Software — continued
Workiva Inc.	12,300	$1,605,027	*
Zuora Inc., Class A Shares	36,000	672,480	*
Total Software		13,976,488
Technology Hardware, Storage & Peripherals — 0.2%
Stratasys Ltd.	18,000	440,820	*
Total Information Technology		30,266,852
Materials — 2.9%
Chemicals — 0.4%
AdvanSix Inc.	18,000	850,500
Metals & Mining —1.4%
Alcoa Corp.	14,000	834,120
Haynes International Inc.	14,200	572,686
McEwen Mining Inc.	343,000	304,069	*
SunCoke Energy Inc.	136,000	896,240
Total Metals & Mining		2,607,115
Paper & Forest Products —1.1%
Resolute Forest Products Inc.	63,900	975,753
Verso Corp., Class A Shares	43,000	1,161,860
Total Paper & Forest Products		2,137,613
Total Materials		5,595,228
Real Estate — 6.6%
Equity Real Estate Investment Trusts (REITs) — 4.3%
Braemar Hotels & Resorts Inc.	50,000	255,000	*
Chatham Lodging Trust	37,200	510,384	*
CorePoint Lodging Inc.	40,000	628,000	*
DiamondRock Hospitality Co.	98,311	944,769	*
GEO Group Inc.	35,000	271,250
Hersha Hospitality Trust	100,000	917,000	*
Outfront Media Inc.	13,000	348,660
Pebblebrook Hotel Trust	26,000	581,620
Piedmont Office Realty Trust Inc., Class A Shares	35,500	652,490
RLJ Lodging Trust	42,097	586,411
RPT Realty	31,461	420,948
Sabra Health Care REIT Inc.	25,000	338,500
Summit Hotel Properties Inc.	49,418	482,320	*
Sunstone Hotel Investors Inc.	79,219	929,239	*
Xenia Hotels &Resorts Inc.	13,000	235,430	*
Total Equity Real Estate Investment Trusts (REITs)		8,102,021
Real Estate Management &Development — 2.3%
Douglas Elliman Inc.	33,000	379,500	*

See Notes to Financial Statements.

22	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Franklin U.S. Small Cap Equity Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Real Estate Management & Development — continued
Forestar Group Inc.		33,000	$717,750	*
Jones Lang LaSalle Inc.		2,919	786,203	*
Marcus & Millichap Inc.		14,039	722,447	*
Newmark Group Inc., Class A Shares		41,500	776,050
RE/MAX Holdings Inc., Class A Shares		5,050	153,975
Realogy Holdings Corp.		52,000	874,120	*
Total Real Estate Management & Development			4,410,045
Total Real Estate			12,512,066
Utilities — 3.0%
Electric Utilities —1.8%
ALLETE Inc.		11,000	729,850
IDACORP Inc.		7,700	872,487
Otter Tail Corp.		6,000	428,520
Portland General Electric Co.		25,500	1,349,460
Total Electric Utilities			3,380,317
Gas Utilities — 0.5%
National Fuel Gas Co.		7,300	466,762
Northwest Natural Holding Co.		10,400	507,312
Total Gas Utilities			974,074
Multi-Utilities — 0.5%
Avista Corp.		10,000	424,900
NorthWestern Corp.		9,000	514,440
Total Multi-Utilities			939,340
Water Utilities — 0.2%
Consolidated Water Co. Ltd.		35,000	372,400
Total Utilities			5,666,131
Total Investments before Short-Term Investments (Cost — $150,510,058)			188,467,982

	Rate
Short-Term Investments — 0.7%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,276,413)	0.010%	1,276,413	1,276,413
Total Investments — 100.0% (Cost — $151,786,471)			189,744,395
Liabilities in Excess of Other Assets — (0.0)%††			(58,470)
Total Net Assets — 100.0%			$189,685,925

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	23

Schedule of investments (cont’d)

December 31, 2021

Franklin U.S. Small Cap Equity Fund

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Value is less than $1.

Abbreviation(s) used in this schedule:

CVR — Contingent Value Rights

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

24	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Statement of assets and liabilities

December31, 2021

Assets:
Investments, at value (Cost — $151,786,471)	$189,744,395
Dividends receivable	85,803
Receivable for Fund shares sold	26,379
Other assets	178,432
Other receivables	132
Prepaid expenses	35,686
Total Assets	190,070,827

Liabilities:
Trustees’ fees payable	180,189
Investment management fee payable	84,115
Transfer agent fees payable	45,274
Fund accounting fees payable	28,693
Payable for Fund shares repurchased	16,421
Service and/or distribution fees payable	14,159
Accrued expenses	16,051
Total Liabilities	384,902
Total Net Assets	$189,685,925

Net Assets:
Par value (Note 7)	$138
Paid-in capital in excess of par value	149,482,451
Total distributable earnings (loss)	40,203,336
Total Net Assets	$189,685,925

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	25

Statement of assets and liabilities (cont’d)

December31, 2021

Net Assets:
Class A	$68,715,527
Class C	$326,071
Class FI	$22,584
Class I	$2,273,679
Class IS	$118,348,064

Shares Outstanding:
Class A	5,013,741
Class C	26,958
Class FI	1,756
Class I	160,350
Class IS	8,619,296

Net Asset Value:
Class A (and redemption price)	$13.71
Class C*	$12.10
Class FI (and redemption price)	$12.86
Class I (and redemption price)	$14.18
Class IS (and redemption price)	$13.73

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.55

*Redemption	price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

26	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Dividends	$2,384,281
Less: Foreign taxes withheld	(7,338)
Total Investment Income	2,376,943

Expenses:
Investment management fee (Note 2)	1,372,004
Service and/or distribution fees (Notes 2 and 5)	169,172
Transfer agent fees (Note 5)	163,476
Registration fees	88,597
Fund accounting fees	69,425
Audit and tax fees	39,407
Legal fees	29,215
Trustees’ fees	20,208
Shareholder reports	8,760
Insurance	2,554
Custody fees	1,393
Miscellaneous expenses	8,828
Total Expenses	1,973,039
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(190,452)
Net Expenses	1,782,587
Net Investment Income	594,356

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	36,008,750
Futures contracts	258,158
Net Realized Gain	36,266,908
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	14,461,919
Futures contracts	(33,014)
Change in Net Unrealized Appreciation (Depreciation)	14,428,905
Net Gain on Investments and Futures Contracts	50,695,813
Increase in Net Assets From Operations	$51,290,169

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2021	2020

Operations:
Net investment income	$594,356	$894,707
Net realized gain	36,266,908	7,304,940
Change in net unrealized appreciation (depreciation)	14,428,905	8,888,905
Increase in Net Assets From Operations	51,290,169	17,088,552

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(37,064,492)	(6,531,293)
Decrease in Net Assets From Distributions to Shareholders	(37,064,492)	(6,531,293)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	63,327,830	15,835,313
Reinvestment of distributions	36,966,915	6,520,706
Cost of shares repurchased	(106,431,692)	(37,491,870)
Decrease in Net Assets From Fund Share Transactions	(6,136,947)	(15,135,851)
Increase (Decrease) in Net Assets	8,088,730	(4,578,592)

Net Assets:
Beginning of year	181,597,195	186,175,787
End of year	$189,685,925	$181,597,195

See Notes to Financial Statements.

28	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$13.09	$12.22	$10.29	$13.55	$13.58

Income (loss) from operations:
Net investment income	0.04	0.04	0.04	0.02	0.00 [2]
Net realized and unrealized gain (loss)	3.84	1.29	2.05	(2.13)	1.15
Total income (loss) from operations	3.88	1.33	2.09	(2.11)	1.15

Less distributions from:
Net investment income	(0.00) [2]	(0.10)	(0.02)	(0.01)	(0.19)
Net realized gains	(3.26)	(0.36)	(0.14)	(1.14)	(0.99)
Total distributions	(3.26)	(0.46)	(0.16)	(1.15)	(1.18)

Net asset value, end of year	$13.71	$13.09	$12.22	$10.29	$13.55
Total return[3]	30.03%	10.99%	20.43%	(15.58)%	8.46%

Net assets, end of year (000s)	$68,716	$12,128	$13,223	$11,916	$18,602

Ratios to average net assets:
Gross expenses	1.32%	1.27%	1.24%	1.22%	1.19%
Net expenses[4,5]	1.19	1.14	1.12	1.13	1.19
Net investment income	0.23	0.37	0.38	0.11	0.03

Portfolio turnover rate	39%	37%	51%	26%	41%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2023, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.95	$11.17	$9.47	$12.66	$12.76

Income (loss) from operations:
Net investment loss	(0.12)	(0.04)	(0.05)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	3.53	1.18	1.89	(1.97)	1.07
Total income (loss) from operations	3.41	1.14	1.84	(2.05)	0.98

Less distributions from:
Net investment income	—	—	—	—	(0.09)
Net realized gains	(3.26)	(0.36)	(0.14)	(1.14)	(0.99)
Total distributions	(3.26)	(0.36)	(0.14)	(1.14)	(1.08)

Net asset value, end of year	$12.10	$11.95	$11.17	$9.47	$12.66
Total return[2]	28.92%	10.16%	19.52%	(16.18)%	7.66%

Net assets, end of year (000s)	$326	$640	$1,125	$3,579	$5,110

Ratios to average net assets:
Gross expenses	2.04%	2.05%	2.04%[3]	1.93%[3]	1.96%[3]
Net expenses[4,5]	1.95	1.91	1.93 [3]	1.83 [3]	1.95 [3]
Net investment loss	(0.84)	(0.42)	(0.42)	(0.58)	(0.73)

Portfolio turnover rate	39%	37%	51%	26%	41%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.95%. This arrangement is expected to continue until December 31, 2023, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$12.45	$11.61	$9.78	$12.96	$13.04

Income (loss) from operations:
Net investment income	0.00 [2]	0.02	0.04	0.00 [2]	0.00 [2]
Net realized and unrealized gain (loss)	3.67	1.24	1.95	(2.04)	1.11
Total income (loss) from operations	3.67	1.26	1.99	(2.04)	1.11

Less distributions from:
Net investment income	—	(0.06)	(0.02)	—	(0.20)
Net realized gains	(3.26)	(0.36)	(0.14)	(1.14)	(0.99)
Total distributions	(3.26)	(0.42)	(0.16)	(1.14)	(1.19)

Net asset value, end of year	$12.86	$12.45	$11.61	$9.78	$12.96
Total return[3]	29.85%	10.94%	20.42%	(15.73)%	8.49%

Net assets, end of year (000s)	$23	$18	$150	$107	$216

Ratios to average net assets:
Gross expenses	1.77%	1.72%	1.41%[4]	1.36%[4]	1.28%
Net expenses[5,6]	1.20	1.20	1.20 [4]	1.20 [4]	1.20
Net investment income	0.03	0.24	0.33	0.02	0.04

Portfolio turnover rate	39%	37%	51%	26%	41%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2023, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$13.43	$12.52	$10.53	$13.84	$13.85

Income (loss) from operations:
Net investment income	0.04	0.07	0.07	0.04	0.04
Net realized and unrealized gain (loss)	3.97	1.33	2.11	(2.18)	1.18
Total income (loss) from operations	4.01	1.40	2.18	(2.14)	1.22

Less distributions from:
Net investment income	(0.00) [2]	(0.13)	(0.05)	(0.03)	(0.24)
Net realized gains	(3.26)	(0.36)	(0.14)	(1.14)	(0.99)
Total distributions	(3.26)	(0.49)	(0.19)	(1.17)	(1.23)

Net asset value, end of year	$14.18	$13.43	$12.52	$10.53	$13.84
Total return[3]	30.22%	11.26%	20.74%	(15.41)%	8.77%

Net assets, end of year (000s)	$2,274	$3,718	$4,257	$10,457	$22,847

Ratios to average net assets:
Gross expenses	1.03%	1.06%	1.05%[4]	1.01%[4]	0.92%[4]
Net expenses[5,6]	0.90	0.90	0.90 [4]	0.90 [4]	0.90 [4]
Net investment income	0.27	0.60	0.58	0.31	0.32

Portfolio turnover rate	39%	37%	51%	26%	41%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 0.90%. This arrangement is expected to continue until December 31, 2023, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

32	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$13.07	$12.19	$10.26	$13.54	$13.56

Income (loss) from operations:
Net investment income	0.07	0.08	0.09	0.07	0.06
Net realized and unrealized gain (loss)	3.85	1.30	2.05	(2.15)	1.17
Total income (loss) from operations	3.92	1.38	2.14	(2.08)	1.23

Less distributions from:
Net investment income	(0.00) [2]	(0.14)	(0.07)	(0.06)	(0.26)
Net realized gains	(3.26)	(0.36)	(0.14)	(1.14)	(0.99)
Total distributions	(3.26)	(0.50)	(0.21)	(1.20)	(1.25)

Net asset value, end of year	$13.73	$13.07	$12.19	$10.26	$13.54
Total return[3]	30.38%	11.47%	20.92%	(15.33)%	9.02%

Net assets, end of year (millions)	$118	$123	$126	$103	$142

Ratios to average net assets:
Gross expenses	0.84%	0.89%	0.86%[4]	0.85%[4]	0.76%
Net expenses[5,6]	0.75	0.75	0.75 [4]	0.75 [4]	0.75
Net investment income	0.46	0.76	0.77	0.50	0.47

Portfolio turnover rate	39%	37%	51%	26%	41%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Franklin U.S. Small Cap Equity Fund (prior to August 7, 2021, the Fund was known as QS U.S. Small Capitalization Equity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the

34	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Common Stocks:
Communication Services	$6,100,958	—	$0	*	$6,100,958
Health Care	33,129,807	—	376,675		33,506,482
Industrials	28,597,611	—	0	*	28,597,611
Other Common Stocks	120,262,931	—	—		120,262,931
Total Long-Term Investments	188,091,307	—	376,675		188,467,982
Short-Term Investments†	1,276,413	—	—		1,276,413
Total Investments	$189,367,720	—	$376,675		$189,744,395

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

36	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	37

Notes to financial statements (cont’d)

derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2021, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

38	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Effective August 7, 2021, Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Prior to August 7, 2021, QS Investors, LLC (“QS Investors”) was the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”) and prior to August 7, 2021, QS Investors was a wholly-owned subsidiary of Franklin Resources.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	39

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA pays Franklin Advisers monthly the entire management fee it receives from the Fund, net of any fees paid to Western Asset. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 2.05%, 1.30%, 1.00% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

As a result of voluntary expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets did not exceed 1.20%, 1.95%, 1.20% and 0.90% for Class A, Class C, Class FI and Class I shares, respectively. These arrangements are expected to continue until December 31, 2023, but may be terminated at any time by LMPFA.

During the year ended December 31, 2021, fees waived and/or expenses reimbursed amounted to $190,452.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

40	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Pursuant to these arrangements, at December 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires December 31, 2022	$14,462	$2,605	$286	$12,984	$145,072
Expires December 31, 2023	14,124	961	285	5,132	143,218
Expires December 31, 2024	48,505	467	119	4,886	109,106
Total fee waivers/expense reimbursements subject to recapture	$77,091	$4,033	$690	$23,002	$397,396

For the year ended December 31, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

There was a maximum initial sales charge of 5.75% for Class A2 shares. In certain cases, Class A2 shares had a 1.00% CDSC, which applied if redemption occurred within 18 months from purchase payment. This CDSC only applied to those purchases of Class A2 shares, which when combined with holdings of other shares of Legg Mason funds, equaled or exceeded $1,000,000 in aggregate. Those purchases did not incur an initial sales charge.

For the year ended December 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class A2†	Class C
Sales charges	$16,557	$11,462	—
CDSCs	72	223	$8

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Until distributed in accordance with the Plan, deferred amounts remain in the Fund and are included in Trustees’ fee payable on the Statement of Assets and Liabilities. In May 2015, the Board of Trustees approved an

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	41

Notes to financial statements (cont’d)

amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of December 31, 2021, Franklin Resources and its affiliates owned 62% of the Fund.

3. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$74,471,659
Sales	116,451,468

At December 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$151,788,008	$56,842,929	$(18,886,542)	$37,956,387

4. Derivative instruments and hedging activities

At December 31, 2021, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$258,158

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(33,014)

42	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

During the year ended December 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$619,571

†	At December 31, 2021, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$103,708	$91,073
Class A2†	60,057	63,492
Class C	5,355	1,109
Class FI	52	142
Class I	—	7,320
Class IS	—	340
Total	$169,172	$163,476

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

For the year ended December 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$50,772
Class A2†	20,642
Class C	480
Class FI	120
Class I	5,035
Class IS	113,403
Total	$190,452

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	43

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Investment Income:
Class A	$3,726	$93,726
Class A2†	13,178	219,501
Class C	—	—
Class FI	—	111
Class I	1,090	35,243
Class IS	32,012	1,351,423
Total	$50,006	$1,700,004

Net Realized Gains:
Class A	$12,727,696	$321,647
Class A2†	652,953	1,144,525
Class C	76,510	18,812
Class FI	4,581	503
Class I	497,914	96,351
Class IS	23,054,832	3,249,451
Total	$37,014,486	$4,831,289

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Shares of beneficial interest

At December 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,418,673	$56,975,302	9,419	$102,685
Shares issued on reinvestment	933,442	12,642,639	32,125	406,264
Shares repurchased	(264,646)	(4,201,587)	(197,288)	(2,084,973)
Net increase (decrease)	4,087,469	$65,416,354	(155,744)	$(1,576,024)

Class A2†
Shares sold	206,483	$3,130,358	482,912	$5,081,447
Shares issued on reinvestment	41,452	666,131	109,268	1,364,026
Shares repurchased	(3,543,865)	(57,777,926)	(708,546)	(7,321,192)
Net decrease	(3,295,930)	$(53,981,437)	(116,366)	$(875,719)

44	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class C
Shares sold	2,189	$32,102	3,150	$30,507
Shares issued on reinvestment	6,210	75,994	1,559	18,760
Shares repurchased	(35,031)	(523,101)	(51,812)	(500,007)
Net decrease	(26,632)	$(415,005)	(47,103)	$(450,740)

Class FI
Shares sold	277	$4,494	802	$7,337
Shares issued on reinvestment	358	4,581	52	614
Shares repurchased	(331)	(5,102)	(12,285)	(106,283)
Net increase (decrease)	304	$3,973	(11,431)	$(98,332)

Class I
Shares sold	53,008	$860,134	53,108	$575,492
Shares issued on reinvestment	34,446	490,726	10,010	130,168
Shares repurchased	(203,942)	(3,401,542)	(126,302)	(1,332,106)
Net decrease	(116,488)	$(2,050,682)	(63,184)	$(626,446)

Class IS
Shares sold	144,199	$2,325,440	1,041,981	$10,037,845
Shares issued on reinvestment	1,685,716	23,086,844	363,196	4,600,874
Shares repurchased	(2,597,631)	(40,522,434)	(2,386,717)	(26,147,309)
Net decrease	(767,716)	$(15,110,150)	(981,540)	$(11,508,590)

†

On June 24, 2021, the Fund converted 3,251,396 Class A2 shares into 3,192,987 Class A shares, valued at $53,322,889. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2021	2020

Distributions paid from:
Ordinary income	$11,031,738	$1,700,004
Net long-term capital gains	26,032,754	4,831,289
Total distributions paid	$37,064,492	$6,531,293

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	45

Notes to financial statements (cont’d)

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$472,869
Undistributed long-term capital gains — net	1,817,598
Total undistributed earnings	$2,290,467
Other book/tax temporary differences(a)	(43,518)
Unrealized appreciation (depreciation)(b)	37,956,387
Total distributable earnings (loss) —net	$40,203,336

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

10. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

11. Subsequent event

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet

46	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Franklin U.S. Small Cap Equity Fund 2021 Annual Report	47

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Franklin U.S. Small Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin U.S. Small Cap Equity Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 11, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

48	Franklin U.S. Small Cap Equity Fund 2021 Annual Report

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Franklin U.S. Small Cap Equity Fund	49

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

50	Franklin U.S. Small Cap Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin U.S. Small Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-6LM-FUND/656- 3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Franklin U.S. Small Cap Equity Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten*
Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five
years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

52	Franklin U.S. Small Cap Equity Fund

Independent Trustees† (cont’d)

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Franklin U.S. Small Cap Equity Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 60 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

54	Franklin U.S. Small Cap Equity Fund

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	129
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Franklin U.S. Small Cap Equity Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

56	Franklin U.S. Small Cap Equity Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Franklin U.S. Small Cap Equity Fund	57

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$26,032,754
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$2,151,337
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$2,169,955
Short-Term Capital Gain Dividends Distributed	§	871(k)(2)(C)	$10,854,537
Qualified Business Income Dividends Earned	§	199A	$61,202

58	Franklin U.S. Small Cap Equity Fund

Franklin

U.S. Small Cap Equity Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.†

Distributor

Franklin Distributors, LLC††

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.
†	Effective August 7, 2021, QS Investors merged with and into Franklin Advisers, Inc.
††	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Franklin U.S. Small Cap Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Franklin U.S. Small Cap Equity Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-6LM-FUND/656- 3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin U.S. Small Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

LMFX013159 2/22 SR22-4331

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2020 and December 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $229,436 in December 31, 2020 and $229,436 in December 31, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2020 and $0 in December 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2020 and $43,000 in December 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2020 and $0 in December 31, 2021, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2020 and December 31, 2021; Tax Fees were 100% and 100% for December 31, 2020 and December 31, 2021; and Other Fees were 100% and 100% for December 31, 2020 and December 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $691,380 in December 31, 2020 and $1,470,739 in December 31, 2021.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 16, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 16, 2022